UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
June 11, 2014
Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-54674	27-0351641
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant's telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
Restricted Stock Agreement
On June 11, 2014, Steadfast Income REIT, Inc. (the “Company”) entered into a Restricted Stock Agreement (the “Restricted Stock Agreement”) with Steadfast Income Advisor, LLC, the Company’s affiliated external advisor (the “Advisor”), whereby the Company issued to the Advisor 488,281.25 restricted shares of the Company’s common stock at a fair market value of $10.24 per share to replace certain performance-based fee requirements due to the Advisor as further described in the Advisory Agreement (defined below). The shares of restricted stock become nonforfeitable (i) 50% at December 31, 2015 and 50% at December 31, 2016, (ii) upon certain liquidity events of the Company, (iii) when the Company’s cumulative modified funds from operations exceed the lesser of (a) the cumulative amount of distributions paid to the Company’s stockholders or (b) an amount that is equal to a 7% cumulative, non-compounded annual return on the Company’s stockholders’ invested capital, or (iv) upon the Company’s termination of, or failure to renew, the Advisory Agreement other than for “cause” (as defined in the Advisory Agreement).
Amendment to Advisory Agreement
In connection with entering into the Restricted Stock Agreement, on June 11, 2014, the Company entered into Amendment No. 6 (the “Amendment”) to the Amended and Restated Advisory Agreement (the “Advisory Agreement”) by and among the Company, Steadfast Income REIT Operating Partnership, L.P., the Company’s operating partnership, and the Advisor. The Amendment, among other items, removes Section 24 (Deferral of Fees by Advisor).
The material terms of the Restricted Stock Agreement and the Amendment described herein are qualified in their entirety by the Restricted Stock Agreement and the Amendment, copies of which are attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
Exhibit    Description

10.1	Restricted Stock Agreement, dated as of June 11, 2014, by and between Steadfast Income REIT, Inc. and Steadfast Income Advisor, LLC

10.2
Amendment No. 6 to the Amended and Restated Advisory Agreement, dated as of June 11, 2014, by and among Steadfast Income REIT, Inc., Steadfast Income REIT Operating Partnership, L.P. and Steadfast Income Advisor, LLC

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.

Date:	June 13, 2014	By:	/s/ Ella S. Neyland
Ella S. Neyland
President

EXHIBIT INDEX

Exhibits    Description

10.1	Restricted Stock Agreement, dated as of June 11, 2014, by and between Steadfast Income REIT, Inc. and Steadfast Income Advisor, LLC

10.2
Amendment No. 6 to the Amended and Restated Advisory Agreement, dated as of June 11, 2014, by and among Steadfast Income REIT, Inc., Steadfast Income REIT Operating Partnership, L.P. and Steadfast Income Advisor, LLC